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                                                                    EXHIBIT 10.5

                                  BILL OF SALE


         O/E LEARNING, INC., a Michigan corporation ("Seller"), with a registered office at 3290 West Big Beaver, Suite 128, Troy, Michigan 48084, in consideration of good and valuable consideration, the receipt and sufficiency of which are acknowledged, paid to it by HBC ACQUISITION CORP., a Delaware corporation ("Buyer"), with a registered office at 1327 Northmeadow Parkway, Suite 132, Roswell, Georgia, 33076, hereby sells and delivers to the Buyer all of its School Related Assets, as defined in the Asset Purchase Agreement between Seller, Educational Medical, Inc. and Buyer dated December 12, 1996 (the "Asset Purchase Agreement"), to which a form of this Bill of Sale is attached as an Exhibit, including without limitation all of their right, title and interest to the personal property, tangible or intangible, listed or described on Exhibit 7 to the Asset Purchase Agreement, which is made a part of this Bill of Sale by reference.

         IN WITNESS WHEREOF, the Seller has caused this document to be executed this 31st day of December, 1996.

WITNESSES:                                 O/E LEARNING, INC., a Michigan
                                           corporation


/s/ Frank M. Vandeputte
-------------------------
/s/ William C. Zierau                      By: /s/ Thomas A. Doonan
-------------------------                     ------------------------------
                                              Authorized Signatory